November 5, 1999

                          COUNTRYWIDE INVESTMENT TRUST

                        SHORT TERM GOVERNMENT INCOME FUND
                                MONEY MARKET FUND
                      INSTITUTIONAL GOVERNMENT INCOME FUND

               SUPPLEMENT TO PROSPECTUSES DATED NOVEMBER 30, 1998

                    INTERMEDIATE TERM GOVERNMENT INCOME FUND
                 ADJUSTABLE RATE U.S. GOVERNMENT SECURITIES FUND
                             INTERMEDIATE BOND FUND

                 SUPPLEMENT TO PROSPECTUSES DATED AUGUST 1, 1999

THE  FOLLOWING   SHOULD  BE  READ  IN  CONJUNCTION  WITH  THE  SECTION  ENTITLED
"OPERATION OF THE FUND":

On October 29, 1999, Fort Washington Investment Advisors, Inc., a wholly-owned subsidiary of The Western-Southern Life Insurance Company ("Western-Southern") acquired all of the outstanding stock of Countrywide Financial Services, Inc. (the "Acquisition"). Countrywide Investments, Inc. (the "Adviser"), which provides investment advisory and distribution services to the Trust, and Countrywide Fund Services, Inc. (the "Transfer Agent"), which provides transfer agency, accounting and administrative services to the Trust, are wholly-owned subsidiaries of Countrywide Financial Services, Inc. As a result of the Acquisition, the Adviser and the Transfer Agent are each an indirect wholly-owned subsidiary of Western-Southern. Western-Southern provides life and health insurance, annuities, mutual funds, business planning insurance, asset management and other related financial services.

On October 27, 1999, a Special Meeting of Shareholders of the Trust was held in order for shareholders to vote on certain matters relating to the Acquisition. Shareholders of the Funds voted to approve new investment advisory agreements with the Adviser containing substantially identical terms and conditions, in all material respects, as the advisory agreements in effect prior to the Acquisition. Shareholders also elected the following individuals to serve on the Board of Trustees of the Trust effective upon the closing of the
Acquisition: William O. Coleman, Phillip R. Cox, H. Jerome Lerner,
Robert H. Leshner, Jill T. McGruder, Oscar P. Robertson, Nelson Schwab, Jr., Robert E. Stautberg and Joseph S. Stern, Jr.

The investment objectives and policies of the Funds have not been affected by the Acquisition.

THE FOLLOWING SHOULD BE READ IN CONJUNCTION WITH THE SECTION ENTITLED "HOW TO PURCHASE SHARES":

As a result of the Acquisition, the InvestPlus Plan will no longer be offered.


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Therefore,  Countrywide  Home Loans mortgage  holders may no longer  write one check for their mortgage payment and their investment in a Fund. The paragraph describing the InvestPlus Plan should be disregarded and is no longer applicable.

EFFECTIVE NOVEMBER 15, 1999, FOR THE INTERMEDIATE TERM GOVERNMENT INCOME FUND, THE ADJUSTABLE RATE U.S. GOVERNMENT SECURITIES FUND AND INTERMEDIATE BOND FUND ONLY, THE FOLLOWING SHOULD BE READ IN CONJUNCTION WITH THE SECTION ENTITLED "OPERATION OF THE FUND":

Effective November 15, 1999, Scott Weston, formerly co-portfolio manager, is the sole portfolio manager of the Intermediate Term Government Income Fund, Adjustable Rate U.S. Government Securities Fund and Intermediate Bond Fund.




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